Exhibit 10.26

NINTH AMENDMENT

to

LEASE BETWEEN

EMERY STATION OFFICE II, LLC (LANDLORD)

And

KINEMED, INC. (TENANT)

That certain Lease dated May 5, 2002 by and between Emery Station Office II, LLC (successor-in-interest to Emery Station Associates II, LLC), as Landlord, and KineMed, Inc., as Tenant, (the “Original Lease”) as such was amended via First Amendment executed on June 27, 2003 (the “First Amendment”), via Second Amendment whose effective date was December 1, 2004 (the “Second Amendment”), via Revised Third Amendment whose effective date was February 28, 2005 (the “Third Amendment”), via Revised Fourth Amendment whose effective date was March 15, 2005 (the “Fourth Amendment”), via Fifth Amendment whose effective date was August 31, 2008 (the “Fifth Amendment”), whose Sixth Amendment with a contemplated effective date of December I, 2008 (the “Sixth Amendment”) was never fully executed by mutual agreement of the parties, via Seventh Amendment whose effective date was May 1, 2009 (the “Seventh Amendment”) and via Eighth Amendment dated July 31, 2010 (the “Eighth Amendment”), is hereby further amended as follows (the Original Lease as amended previously by the First, Second, Third, Fourth, Fifth, Seventh and Eighth Amendments, and now by this Ninth Amendment, are collectively referred to as the “Lease”). The effective date of this Ninth Amendment shall be February 10, 2011 (the “Ninth Amendment Effective Date”).

I.	Landlord and Tenant hereby agree to extend the expiry of the Lease Term by twelve (12) months to become July 31, 2013. Monthly Base Rent shall continue to increase three percent (3%) annually, effective every June 30 as defined in Section 3 of the Seventh Amendment.

II.	Landlord has invoked its Vivarium Relocation Right described in the Eighth Amendment to require Tenant's animal holding and procedure room functions to be relocated in full to the EmeryStation East Building located at 5885 Hollis Street. Tenant has fully accepted the New Vivarium Space in the EmeryStation East building. Tenant agrees to complete its ESE Relocation in full on or before February 26, 2011. Failure to do so shall constitute a Default under the Lease.

III.	Pursuant to the terms of the Eighth Amendment, Landlord elected Landlord's Existing Vivarium Option 2 such that the Existing Vivarium Space remains a portion of Tenant's Premises, which Premises measures 15,454 rentable square feet prior to any reductions in size described in Section IV below.

IV.	In consideration of Tenant's agreement to extend the Lease term pursuant to Section I above, Landlord and Tenant agree reduce Tenant's Premises as follows:

a)	On or before 5 p.m. March 27, 2011 (the “Suite 460 Give-Back Date”), Tenant shall vacate the 2,559 rentable square foot Suite 460 as identified on Exhibit A attached hereto, surrendering the space back to Landlord on or before that date in broom-clean condition including a full decontamination and decommissioning thereof by a qualified third-party firm experienced in such work, such decontamination and decommissioning being evidenced by a written report supplied to Landlord (the “Tenant Suite 460 Give-Back”). Tenant's failure to accomplish Tenant's Suite 460 Give-Back on or before the Suite 460 Give-Back Date shall constitute a Default under the Lease. So long as Tenant has accomplished Tenant's Suite 460 Give-Back by the Suite 460 Give-Back Date, effective March 28, 2011 Tenant's Premises shall be reduced by 2,559 rentable square feet, its Monthly Base Rent shall be reduced to $38,118.89, and Tenant's Share of Operating Expenses and Taxes shall be adjusted pro-rata to reflect the deletion of Suite 460 from the overall Premises.

b)	On or before 5 p.m. March 27, 2011 (the “Suite 400 Give-Back Date”), Tenant shall vacate the 2,910 rentable square foot Suite 400 as identified on Exhibit A attached hereto, surrendering the space back to Landlord on or before that date in broom-clean condition (the “Tenant Suite 400 Give-Back”). Tenant's failure to accomplish Tenant's Suite 400 Give-Back on or before the Suite 400 Give-Back Date shall constitute a Default under the Lease. So long as Tenant has accomplished Tenant's Suite 400 Give-Back by the Suite 400 Give-Back Date, effective March 28, 2011 Tenant's Premises shall be further reduced, by 2,910 rentable square feet, its Monthly Base Rent shall be further reduced, to $29,516.64, and Tenant's Share of Operating Expenses and Taxes shall be adjusted pro-rata to reflect the deletion of Suite 460 from the overall Premises.

c)	Following both the Suite 400 and 460 Give-Backs, Tenant's Premises shall constitute 9,985 rentable square feet and will be as described on Exhibit B hereof.

V.	The Security Deposit under the Lease is and remains $63,949.83.

VI.	Tenant hereby represents to Landlord that it has represented itself in this transaction and that no brokerage commission will be payable to any tenant broker or representative as a result hereof.

VII.	Except for those terms outlined herein, all other terms and conditions of the Lease, as amended, and Work Letter shall apply.

In witness hereof, the parties have executed this Ninth Amendment.

TENANT:	LANDLORD:

KineMed, Inc., a Delaware Corporation	Emery Station Office II LLC, a
California Limited Liability Company

By	: /s/ David M. Fineman	By:	/s/ Richard K. Robbins

Print Name	: David Fineman	Print Name:	Richard K. Robbins

Its:	President and CEO	Its:

Dated: 2/15/11	Dated: 2/16/11

EXHIBIT A

SUITE 450
10,723 sf
SUITE 460
2,580 sf
SUITE 470
5050 sf
SUITE 485
1,976 sf
SUITE 405
5,820 sf
SUITE 400
2,610 sf
SUITE 480
4,935 sf
SPACES BEING GIVEN BACK
(SUITES 400 & 460)

VDK Architects
360 17th Street, Suite 210
Oakland, CA 94612-3340
510 268 3820 fax
510 268 3800

Drawing:
FOURTH FLOOR LAYOUT
Project:
EMERYSTATION NORTH

N

0 8 16 32 64

Drawing No:
FL-04

EXHIBIT B

PREMISES AFTER SUITE 400 AND 460 GIVE-BACKS

SUITE 450
SUITE 460
SUITE 470
SUITE 485
SUITE 405
SUITE 400
SUITE 480
PREMISES AFTER GIVE-BACKS

VDK Architects
360 17th Street, Suite 210
Oakland, CA 94612-3340
510 268 3820 fax
510 268 3800

Drawing:
FOURTH FLOOR LAYOUT
Project:
EMERYSTATION NORTH

N

0 8 16 32 64

Drawing No.
FL-04